Portfolio of Investments

March 31, 2020 (unaudited)

Ballie Gifford China A Shares Fund

	Shares	Value
COMMON STOCKS — 98.0%
CHINA — 98.0%
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	$50,324
Berry Genomics Co., Ltd., Class A *	5,800	28,813
BGI Genomics Co., Ltd., Class A	3,400	40,122
China International Travel Service Corp., Ltd., Class A	2,500	23,415
Contemporary Amperex Technology Co., Ltd., Class A	1,900	32,040
Focus Media Information Technology Co., Ltd., Class A	23,100	14,239
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,500	61,448
Glodon Co., Ltd., Class A	8,100	48,164
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	31,381
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	6,200	24,072
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,800	42,980
Huayu Automotive Systems Co., Ltd., Class A	4,700	14,126
Iflytek Co., Ltd., Class A	3,500	16,731
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	6,300	26,326
Jiangsu Hengrui Medicine Co., Ltd., Class A *	4,800	61,615
Kweichow Moutai Co., Ltd., Class A	300	46,622
Luzhou Laojiao Co., Ltd., Class A	2,200	22,628
Midea Group Co., Ltd., Class A	6,500	43,986
Ping An Insurance Group Co. of China Ltd., Class A	6,800	65,809
Proya Cosmetics Co., Ltd., Class A	1,300	20,976
SF Holding Co., Ltd., Class A	5,100	33,715
Shenzhen Inovance Technology Co., Ltd., Class A	6,100	22,005
Topchoice Medical Corp., Class A *	1,700	25,601
Visual China Group Co., Ltd., Class A	6,400	13,888
Weichai Power Co., Ltd., Class A	11,900	19,756
Wuliangye Yibin Co., Ltd., Class A	1,600	25,738
WuXi AppTec Co., Ltd., Class A	2,700	34,035
Yunnan Baiyao Group Co., Ltd., Class A	1,900	22,767
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	19,400	43,360
		956,682
TOTAL INVESTMENTS — 98.0%
(cost $973,213)		$956,682
Other assets less liabilities — 2.0%		19,372
NET ASSETS — 100.0%		$976,054

*	Non-income producing security.

See previously submitted notes to the financial statements for the annual period ended December 31, 2019.

Portfolio of Investments

March 31, 2020 (unaudited)

Ballie Gifford China A Shares Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$–	$956,682	$–	$956,682
Total	$–	$956,682	$–	$956,682

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the annual period ended December 31, 2019.